                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (As permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                            M.S.D. & T. FUNDS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                               [PRELIMINARY COPY]

                            M.S.D. & T. FUNDS, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        OF THE INTERNATIONAL EQUITY FUND

                                                                  March __, 2001

To the Shareholders of the
International Equity Fund
of M.S.D. & T. Funds, Inc.

     A Special Meeting of Shareholders of the International Equity Fund (the "Fund") of M.S.D. & T. Funds, Inc. (the "Company") will be held on April 27, 2001 at 1:30 p.m. Eastern Time, at the offices of Mercantile-Safe Deposit & Trust Company ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201, for the following purposes:

     (1) The approval or disapproval of Amendment No. 1 to the Company's existing Advisory Agreement with Mercantile with respect to the Fund;

     (2) The approval or disapproval of a new Sub-Advisory Agreement between Mercantile and Morgan Stanley Dean Witter Investment Management Limited with respect to the Fund;

     (3) The approval or disapproval of a new Sub-Advisory Agreement between Mercantile and Julius Baer Investment Management Inc. with respect to the Fund;

     (4) The approval or disapproval of a revised investment objective for the Fund;

     (5) The approval or disapproval of a "manager of managers" arrangement with respect to the Fund; and

     (6) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder of the Fund is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on March 15, 2001 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

     THE COMPANY HAS BEEN ADVISED BY MERCANTILE THAT CERTAIN CUSTOMERS OF MERCANTILE, WHO ARE BENEFICIAL OWNERS OF SHARES OF COMMON STOCK OF THE FUND, HAVE ELECTED NOT TO RECEIVE PROXY MATERIALS WITH RESPECT TO INVESTMENTS HELD OF RECORD, FOR THEIR BENEFIT, BY MERCANTILE. MERCANTILE HAS ASKED THE COMPANY TO ADVISE SHAREHOLDERS IN THAT CATEGORY THAT THE ENCLOSED PROXY MATERIALS ARE BEING PROVIDED TO THEM IN THIS CASE IN ORDER TO COMPLY WITH LEGAL REQUIREMENTS APPLICABLE TO THE COMPANY AND MERCANTILE. SUCH CUSTOMERS WHO RECEIVE THESE MATERIALS ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

     A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY'S INTERNATIONAL EQUITY FUND SCHEDULED FOR APRIL 27, 2001 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                               [PRELIMINARY COPY]

                            M.S.D. & T. FUNDS, INC.
                               Two Hopkins Plaza
                           Baltimore, Maryland  21202
                                 1-800-551-2145

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of M.S.D. & T. Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Company's International Equity Fund (the "Fund") to be held at the offices of Mercantile-Safe Deposit & Trust Company ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201 on April 27, 2001, at 1:30 p.m. Eastern Time. As used in this Proxy Statement, the meeting and any adjournment thereof is referred to as the "Meeting."

     It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile or personal interview. The Company will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to shareholders on or about April 2, 2001.

     A proxy is enclosed with respect to the shares you own in the Fund. If the proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

     The Board of Directors recommends a vote FOR the approval of each proposal described in this Proxy Statement.


                              PROPOSALS 1, 2 AND 3
          APPROVAL OF MULTI-MANAGER ADVISORY/SUB-ADVISORY ARRANGEMENT

     At the Meeting, shareholders of the Fund will be asked to approve a multi-manager advisory/sub-advisory arrangement with respect to the Fund. Specifically, shareholders of the Fund will be asked to approve (i) Amendment No. 1 to the Company's existing Advisory Agreement with Mercantile with respect to the Fund (Proposal 1), (ii) a new Sub-Advisory Agreement between Mercantile and Morgan Stanley Dean Witter Investment Management Limited ("MSDW Investment Management") with respect to the Fund (Proposal 2), and (iii) a

New Sub-Advisory Agreement between Mercantile and Julius Baer Investment Management Inc. ("Julius Baer") with respect to the Fund (Proposal 3).

     Mercantile provides investment advisory services to the Fund pursuant to the terms of its existing Advisory Agreement with the Company dated July 24, 1998. The Advisory Agreement was last approved by the Company's Board of Directors on April 28, 2000 and was last approved by shareholders of the Company, including shareholders of the Fund, on July 24, 1998. The Advisory Agreement authorizes Mercantile to employ or contract with other persons to assist it in the performance of its responsibilities under the Advisory Agreement, including one or more sub-advisers who may perform any or all of the advisory services described in the Advisory Agreement under Mercantile's supervision, provided that any fees or compensation payable to such other persons or sub-advisers shall be paid by Mercantile. Pursuant to such authority, Mercantile previously appointed BlackRock International, Ltd. (formerly known as CastleInternational Asset Management Limited) ("BlackRock") as sub-adviser to the Fund pursuant to a Sub-Advisory Agreement dated as of March 19, 1996 (the "BlackRock Agreement"). The BlackRock Agreement was last approved by the Company's Board of Directors on April 28, 2000 and was last approved by the shareholders of the Fund on May 17, 1996.

     At a regular meeting of the Company's Board of Directors held on October 27, 2000, the Board, citing dissatisfaction with BlackRock's performance record, voted to terminate BlackRock as sub-adviser for the Fund effective as of the close of business on January 26, 2001. At that meeting, the Board also requested that Mercantile begin the process of evaluating one or more investment management firms as possible successors to BlackRock. At a special meeting of the Company's Board of Directors held on January 12, 2001, Mercantile recommended that MSDW Investment Management and Julius Baer be appointed as sub-advisers to the Fund. Specifically, Mercantile recommended that MSDW Investment Management be appointed as sub-adviser with respect to 70% of the Fund's assets and that Julius Baer be appointed as sub-adviser with respect to 30% of the Fund's assets. Subject to the approval of interim and new sub-advisory agreements at the Board's January 26, 2001 regular meeting, the Board of Directors of the Company approved the appointment of MSDW Investment Management and Julius Baer as sub-advisers to the Fund.

     At a regular meeting of the Company's Board of Directors held on January 26, 2001, (i) an Interim Sub-Advisory Agreement between Mercantile and MSDW Investment Management with respect to the Fund and (ii) an Interim Sub-Advisory Agreement between Mercantile and Julius Baer with respect to the Fund (collectively, the "Interim Sub-Advisory Agreements") were approved by a majority of the Board of Directors, as well as by a majority of those members of the Board of Directors who were not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of any party to that particular Interim Sub-Advisory Agreement. As discussed more fully below, the Interim Sub-Advisory Agreements contain substantially the same terms and conditions (including the same sub-advisory fee rate) as the BlackRock Agreement, except for (i) the termination date, (ii) provisions to the effect that each sub-adviser will be responsible for managing only that portion of the Fund's assets as may be allocated to it by Mercantile and certain related items, including with respect to the Interim Sub-Advisory Agreement with MSDW Investment Management only, a provision providing for Mercantile's indemnification of MSDW Investment Management for any conduct of Mercantile or any other sub-adviser for that portion of the assets of the Fund not managed by MSDW Investment Management except for any liability arising out of acts or omissions of MSDW Investment Management that constitute negligence, bad faith, willful misconduct or reckless disregard of its duties, and (iii) a change in the provision as to amendments to the Interim Sub-Advisory Agreements to provide that only amendments which require approval by shareholders of the Fund under the 1940 Act, and not all amendments, must be submitted to shareholders of the Fund for approval prior to the effectiveness of any such amendments. The Interim Sub-Advisory Agreements took effect after the close of business on January 26, 2001 and will remain in effect (unless sooner terminated) until shareholders of the Fund approve the new Sub-Advisory Agreements with MSDW Investment Management and Julius Baer (discussed below), or until June 25, 2001, whichever occurs first.

     Also at the regular meeting of the Company's Board of Directors held on January 26, 2001, (i) a new Sub-Advisory Agreement between Mercantile and MSDW Investment Management with respect to the Fund and (ii) a new Sub-Advisory Agreement between Mercantile and Julius Baer with respect to the Fund (collectively, the "New Sub-Advisory Agreements") were approved by a majority of the Board of Directors, as well as by a majority of those members of the Board of Directors who were not "interested persons" (as that term is defined in the 1940 Act) of any party to that particular New Sub-Advisory Agreement, subject to shareholder approval at the Meeting. As discussed more fully below, the New Sub-Advisory Agreements contain substantially the same terms and conditions as the Interim Sub-Advisory Agreements except for (i) the termination date, (ii) an increase in the maximum sub-advisory fee rates payable to MSDW Investment Management and Julius Baer, and (iii) a change in the provision as to the party responsible for taking action with respect to any proxies, notices, reports or other communications relating to the Fund's portfolio securities in order to provide that MSDW Investment Management or Julius Baer, as the case may be, and not Mercantile, shall be responsible for taking such action.

     Finally, at the regular meeting of the Company's Board of Directors held on January 26, 2001, Amendment No. 1 to the Company's existing Advisory Agreement with Mercantile with respect to the Fund was approved by a majority of the Board of Directors, as well as by a majority of those members of the Board of Directors who were not "interested persons" (as that term is defined in the 1940
Act) of any party to the Advisory Agreement, subject to shareholder approval at the Meeting. Amendment No. 1 was necessitated as a result of the proposed multi-manager sub-advisory arrangement with MSDW Investment Management and Julius Baer and amends the existing Advisory Agreement to provide (i) that if more than one sub-adviser is appointed by Mercantile with respect to the Fund, Mercantile shall be responsible for assigning to each sub-adviser that portion of the Fund's assets for which the sub-adviser is to act as sub-adviser, and
(ii) for an increase in the maximum advisory fee rate payable to Mercantile with respect to the Fund.

     MSDW Investment Management utilizes a disciplined bottom-up approach to investing that seeks to identify securities of undervalued issuers. Julius Baer does not emphasize any particular investment style, but instead focuses on relative returns by emphasizing industries and companies that it believes are experiencing a favorable demand for their products and services.

Mercantile believes that these differing but complementary investment approaches should benefit the Fund over a complete market cycle. The use of this multi-manager sub-advisory arrangement will result in an increase in the Fund's overall expense ratio because of the increase in the sub-advisory fees payable by Mercantile to MSDW Investment Management and Julius Baer (and the related increase in the advisory fees payable by the Fund to Mercantile) and other costs associated with a multi-manager arrangement. The sub-advisory fees which had been paid to BlackRock were below current market rates since Mercantile had been able to negotiate a very favorable fee arrangement with BlackRock. Mercantile believes the sub-advisory fee rates payable under the New Sub-Advisory Agreements to MSDW Investment Management and Julius Baer under the New Sub-Advisory Agreements to be competitive given the present market environment and the current asset size of the Fund.

     The Board of Directors of the Company is proposing that shareholders of the Fund approve the New Sub-Advisory Agreements to ensure that MSDW Investment Management and Julius Baer will continue to serve as the Fund's sub-advisers. If the New Sub-Advisory Agreements are approved by shareholders of the Fund, those approvals will be viewed as implicit approvals of the respective Interim Sub-Advisory Agreements. The Board of Directors of the Company is also proposing that shareholders of the Fund approve Amendment No. 1 to the Advisory Agreement with respect to the Fund in order to facilitate the multi-manager sub-advisory arrangement.

     If shareholders of the Fund approve Amendment No. 1 to the Advisory Agreement and the New Sub-Advisory Agreements at the Meeting, MSDW Investment Management and Julius Baer will continue to serve as the Fund's sub-advisers under the New Sub-Advisory Agreements. If shareholders of the Fund do not approve Amendment No. 1 to the Advisory Agreement and the New Sub-Advisory Agreements at the Meeting, Mercantile will manage the Fund while considering other alternatives, including the recommendation of one or more other sub-advisers.

     Copies of Amendment No. 1 to the Advisory Agreement, the New Sub-Advisory Agreement with MSDW Investment Management and the New Sub-Advisory Agreement with Julius Baer are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively. The descriptions of Amendment No. 1 to the Advisory Agreement, the New Sub-Advisory Agreement with MSDW Investment Management and the New Sub-Advisory Agreement with Julius Baer are qualified in their entireties by Exhibit A, Exhibit B and Exhibit C, respectively.

     Terms and Conditions of Amendment No. 1 to the Advisory Agreement. Under the Company's existing Advisory Agreement with Mercantile with respect to the Fund, Mercantile has agreed, subject to the general supervision and approval of the Company's Board of Directors, to be responsible for the management of, and to provide a continuous investment program for, the Fund's portfolio in accordance with the Fund's investment objective, policies and limitations, and to make decisions with respect to and place orders for all purchases and sales of portfolio securities for the Fund. Mercantile's responsibilities as investment adviser include providing investment research and management with respect to all securities, investments and cash equivalents in the Fund and maintaining books and records with respect to the Fund's securities transactions. As previously noted, the Advisory Agreement authorizes Mercantile to employ or contract with other persons to assist it in the performance of its responsibilities under the

Advisory Agreement, including one or more sub-advisers who may perform any or all of the advisory services described above under Mercantile's supervision, provided that any fees or compensation payable to such other persons or sub-advisers shall be paid by Mercantile. For the services provided and expenses assumed pursuant to the Advisory Agreement with respect to the Fund, Mercantile currently is entitled to receive advisory fees, payable on the first business day of each month, at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets during the preceding month, plus 0.70% of the Fund's average daily net assets in excess of $1 billion during the preceding month.

     Amendment No. 1 amends two provisions of the Advisory Agreement with respect to the Fund. First, the Advisory Agreement is amended to provide that in the event that Mercantile employs or contracts with more than one sub-adviser to assist it in the performance of the Advisory Agreement with respect to the Fund as permitted by the Advisory Agreement, Mercantile shall be responsible for assigning to each sub-adviser that portion of the assets of the Fund for which the sub-adviser is to act as sub-adviser. Second, the Advisory Agreement is amended to increase the maximum advisory fee rate payable by the Company to Mercantile with respect to the Fund. Specifically, Amendment No. 1 provides that for the services rendered pursuant to the Advisory Agreement with respect to the Fund, Mercantile shall be entitled to receive a fee, payable on the first business day of each month, at the annual rate of 1.22% of the first $1 billion of the Fund's average daily net assets during the preceding month, plus 1.10% of the Fund's average daily net assets in excess of $1 billion during the preceding month. This increase in the maximum advisory fees payable to Mercantile with respect to the Fund is necessitated by the increase in the sub-advisory fees payable to MSDW Investment Management and Julius Baer, but will not represent an increase in the actual advisory fees retained by Mercantile. Mercantile may from time to time voluntarily waive all or a portion of its advisory fees in order to assist the Fund in maintaining a competitive expense ratio.

     The investment advisory fees (net of waivers) paid to Mercantile with respect to the Fund for the fiscal year ended May 31, 2000 was $747,127 and the corresponding effective rate of advisory fees (net of waivers) paid to Mercantile with respect to the Fund for the fiscal year ended May 31, 2000 was 0.729% of the Fund's average daily net assets. Had the proposed advisory fee with respect to the Fund been in effect during the fiscal year ended May 31, 2000, the advisory fees (net of waivers) that would have been paid to Mercantile with respect to the Fund would have been $996,765 and the corresponding effective rate of advisory fees (net of waivers) paid to Mercantile with respect to the Fund would have been 0.973% of the Fund's average daily net assets.

     Amendment No. 1 to the Advisory Agreement will become effective on the date of its approval by the Fund's shareholders. Except to the extent amended by Amendment No. 1, the Advisory Agreement with respect to the Fund will remain unchanged and in full force and effect.

     Terms and Conditions of the New Sub-Advisory Agreements. Except as set forth below, the terms and conditions of the New Sub-Advisory Agreements are substantially the same as the terms and conditions of the BlackRock Agreement.

     Unlike the BlackRock Agreement which provided that BlackRock would manage all of the Fund's assets, the New Sub-Advisory Agreements provide that Mercantile will appoint MSDW Investment Management or Julius Baer, as the case may be, as sub-adviser to the Fund for that portion of the assets of the Fund (the "Fund Account") which Mercantile determines to assign to MSDW Investment Management or Julius Baer. A Fund Account may consist of all, a portion of or none of the assets of the Fund and Mercantile has the right pursuant to the New Sub-Advisory Agreements to allocate and reallocate such assets to a particular Fund Account from time to time upon such notice to MSDW Investment Management and Julius Baer as, in Mercantile's opinion, may be reasonably necessary to ensure orderly management of the Fund Accounts or the Fund. As previously noted, Mercantile initially has appointed MSDW Investment Management as sub-adviser with respect to 70% of the Fund's assets and Julius Baer as sub-adviser with respect to 30% of the Fund's assets.

     The New Sub-Advisory Agreements provide that, subject to the supervision of the Company's Board of Directors, MSDW Investment Management and Julius Baer will assist Mercantile in providing a continuous investment program for the respective Fund Accounts, including research and management with respect to all securities, investments and cash equivalents in the respective Fund Accounts. Pursuant to the New Sub-Advisory Agreements, MSDW Investment Management and Julius Baer will: (i) prepare, subject to Mercantile's approval, lists of foreign countries for investment by the respective Fund Accounts, determine from time to time what securities and other investments will be purchased, retained or sold for the Fund Accounts, take action with respect to any proxies, notices, reports or other communications relating to any of the Fund Accounts' respective portfolio securities, and with respect to MSDW Investment Management only, make deposits with appropriate counterparties; (ii) manage in consultation with Mercantile the respective Fund Accounts' temporary investments in securities;
(iii) place orders for the respective Fund Accounts for all purchases and sales of portfolio securities; (iv) with respect to Julius Baer only, provide the value of the portfolio securities and other assets of the respective Fund Account; (v) manage the respective Fund Accounts' overall cash positions and determine from time to time what portion of the respective Fund Accounts' assets will be held in different currencies; (vi) provide Mercantile with international investment research; (vii) attend regular business and investment-related meetings of the Company's Board of Directors and Mercantile if so requested, limited with respect to MSDW Investment Management only to two such meetings in the United States each year under normal circumstances; and (viii) maintain books and records with respect to the respective Fund Accounts' securities transactions. The New Sub-Advisory Agreements also provide that MSDW Investment Management and Julius Baer may from time to time engage one or more persons to assist them in the performance of certain ministerial or administrative services required by the New Sub-Advisory Agreements, provided that such person or persons shall have been approved by the Board of Directors of the Company, that the compensation of such person or persons shall be paid by MSDW Investment Management or Julius Baer, as the case may be, and that MSDW Investment Management or Julius Baer shall be as fully responsible to Mercantile and the Company for the acts and omissions of any such person or persons as it is for its own acts or omissions.

     The annual sub-advisory fee rate payable by Mercantile with respect to the Fund will increase under the New Sub-Advisory Agreements. Under the BlackRock Agreement,

BlackRock was entitled to sub-advisory fees at the maximum annual rate of 0.45% of the Fund's average daily net assets. The annual sub-advisory fee rate payable to MSDW Investment Management under its New Sub-Advisory Agreement with Mercantile will be 0.80% of the first $25 million of average daily net assets in the Fund Account managed by MSDW Investment Management, plus 0.60% of the next $25 million of average daily net assets in the Fund Account managed by MSDW Investment Management, plus 0.50% of the next $25 million of average daily net assets in the Fund Account managed by MSDW Investment Management, plus 0.40% of average daily net assets in excess of $75 million in the Fund Account managed by MSDW Investment Management. The annual sub-advisory fee rate payable to Julius Baer under its New Sub-Advisory Agreement with Mercantile will be 0.80% of the first $20 million of average daily net assets in the Fund Account managed by Julius Baer, plus 0.60% of the next $20 million of average daily net assets in the Fund Account managed by Julius Baer, plus 0.50% of the next $60 million of average daily net assets in the Fund Account managed by Julius Baer, plus 0.40% of average daily net assets in excess of $100 million in the Fund Account managed by Julius Baer. The sub-advisory fees payable by Mercantile to MSDW Investment Management and Julius Baer are the responsibility of Mercantile and do not represent an additional charge to the Fund.

     The sub-advisory fees (net of waivers) paid to BlackRock with respect to the Fund during the fiscal year ended May 31, 2000 were $420,259 and the corresponding effective rate of sub-advisory fees (net of waivers) paid by Mercantile to BlackRock with respect to the Fund during the fiscal year ended May 31, 2000 was 0.41% of the Fund's average daily net assets. Had the proposed sub-advisory fees with respect to the Fund been in effect during the fiscal year ended May 31, 2000, the aggregate sub-advisory fees (net of waivers) that would have been paid by Mercantile with respect to the Fund would have been $683,203 and the corresponding effective rate of sub-advisory fees (net of waivers) paid by Mercantile with respect to the Fund would have been 0.667% of the Fund's average daily net assets.

     The New Sub-Advisory Agreements provide that MSDW Investment Management and Julius Baer will pay all expenses incurred by them in connection with their activities under the New Sub-Advisory Agreements other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any, and with respect to MSDW Investment Management only, foreign taxes) purchased for the respective Fund Accounts. The New Sub-Advisory Agreements also provide that MSDW Investment Management and Julius Baer will exercise due care and diligence and use the same skill and care in providing services under the New Sub-Advisory Agreements as they use in providing services to other investment companies, but that MSDW Investment Management and Julius Baer shall not be liable for any action taken or omitted by them in the absence of bad faith, willful misconduct, negligence or reckless disregard of their duties. Unlike the BlackRock Agreement, the New Sub-Advisory Agreement with MSDW Investment Management also provides that MSDW Investment Management shall not be liable for (i) any acts of Mercantile or any other sub-adviser to the Fund with respect to that portion of the assets of the Fund not managed by MSDW Investment Management except for acts of Mercantile or any other sub-adviser which result from acts or omissions of MSDW Investment Management that constitute negligence, bad faith, willful misconduct or reckless disregard of its duties, and (ii) acts of MSDW Investment Management (other than acts or omissions that constitute negligence, bad faith, willful misconduct or reckless disregard of its duties), which result from the acts of Mercantile. In addition, unlike the BlackRock Agreement, the New Sub-Advisory Agreement with MSDW Investment Management also provides that Mercantile will indemnify MSDW Investment Management from any conduct of Mercantile and/or any other sub-adviser with respect to that portion of the Fund's assets not allocated to MSDW Investment Management, except for liability arising from acts of Mercantile or any other sub-adviser which result from acts of omission of MSDW Investment Management that constitute negligence, bad faith, willful misconduct or reckless disregard of its duties.

     Under the New Sub-Advisory Agreements, in placing orders with brokers and dealers, MSDW Investment Management and Julius Baer will use their reasonable best efforts to seek the most favorable execution of orders, after taking into consideration all factors that they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, MSDW Investment Management and Julius Baer may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. These brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of group of stocks or bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Commissions paid to brokers or dealers providing these services may be higher than those which other qualified brokers or dealers would charge for effecting the same transactions, provided that MSDW Investment Management and Julius Baer determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either a particular transaction or MSDW Investment Management's or Julius Baer's responsibility to the Fund and to the Company.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Mercantile, MSDW Investment Management and Julius Baer, and does not reduce the advisory fees payable to Mercantile by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Mercantile, MSDW Investment Management or Julius Baer exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Investment decisions for the respective Fund Accounts and for other investment accounts managed by Mercantile, MSDW Investment Management and Julius Baer will be made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated in a manner believed by Mercantile, MSDW Investment Management or Julius Baer to be equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the respective Fund Accounts are concerned, in other cases it may be beneficial to the Fund Accounts. To the extent permitted by law, MSDW Investment Management and Julius Baer may aggregate the securities to be sold or purchased for the respective Fund Accounts with those to be sold or purchased for other investment companies or accounts in executing transactions. Portfolio securities will not be purchased from or sold to Mercantile, MSDW Investment Management, Julius Baer, the Company's principal underwriter, or any affiliated person except as permitted by the Securities and Exchange Commission.

     Each New Sub-Advisory Agreement will become effective on the date of its approval by the Fund's shareholders, and will continue in effect until July 31, 2002. Thereafter, if not terminated, each New Sub-Advisory Agreement will remain in full force and effect for successive twelve-month periods, provided that such continuance is approved at least annually (i) by the vote of a majority of those members of the Board of Directors who are not parties to the New Sub-Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by the vote of a majority of the outstanding shares of the Fund.

     Each New Sub-Advisory Agreement provides that any change, waiver, discharge or termination of any provision of the New Sub-Advisory Agreement may be made only by a written instrument signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Unlike the BlackRock Agreement which provides that no amendment of the Agreement will be effective until approved by shareholders of the Fund, the New Sub-Advisory Agreements provide that no amendment which requires shareholder approval under the 1940 Act will be effective until approved by shareholders of the Fund.

     Each New Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment" (as that term is defined in the 1940 Act). Each New Sub-Advisory Agreement also provides that it is terminable, without penalty, by the Fund (by vote of the Board of Directors or by vote of a majority of the outstanding shares of the Fund) or by Mercantile or MSDW Investment Management or Julius Baer, as the case may be, on 60 days' written notice.

     As previously noted, the terms and conditions of the New Sub-Advisory Agreements are substantially the same as the terms and conditions of the Interim Sub-Advisory Agreements except for (i) the termination date, (ii) the lower maximum sub-advisory fee rate payable to MSDW Investment Management and Julius Baer under the Interim Sub-Advisory Agreements, i.e., 0.45% of the average daily net assets in the respective Fund Accounts managed by MSDW Investment Management and Julius Baer, and (iii) a provision to the effect that MSDW Investment Management or Julius Baer, as the case may be, shall be responsible for taking action with respect to any proxies, notices, reports or other communications relating to the Fund's portfolio securities.

     Fees and Expenses. The following table is intended to demonstrate the expected effect of the implementation of the multi-manager advisory/sub-advisory arrangement on the fees and expenses of the Fund (as a percentage of average net assets). The table indicates (i) the current fees and expenses of the Fund and
(ii) the projected fees and expenses of the Fund following implementation of the multi-manager advisory/sub-advisory arrangement.

                                                 Current Fees            Projected Fees
                                                 and Expenses             and Expenses
                                                 ------------             ------------
Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets):

Management Fees1                                     0.80%                    1.22%
Distribution (12b-1) Fees                            None                     None
Other Expenses1                                      0.32%                    0.28%
                                                     -----                    -----
Total Fund Operating Expenses1                       1.12%                    1.50%

Example

  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                        1 year         3 years       5 years      10 years
                                        ------         -------       -------      --------
Current Fees and Expenses                $114           $350          $617         $1,363
Projected Fees and Expenses              $153           $474          $818         $1,791

__________________

1 Management Fees, Other Expenses and Total Fund Operating Expenses for the next twelve months are expected to be less than the amounts shown above because Mercantile and the Fund's Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. Mercantile and the Fund's administrator have the right to be reimbursed by the Fund for such amounts prior to the end of any fiscal year.


                                                      Current Fees              Projected Fees
                                                      and Expenses               and Expenses
                                                      ------------               ------------
Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets):

Management Fees1                                          0.73%                        0.98%
Distribution (12b-1) Fees                                  None                         None
Other Expenses1                                           0.27%(1)                     0.27%
                                                          -----                        -----
Total Fund Operating Expenses1                            1.00%(1)                     1.25%

   Evaluation by the Company's Board of Directors. Each of Amendment No. 1 to the Advisory Agreement, the New Sub-Advisory Agreement with MSDW Investment Management and the New Sub-Advisory Agreement with Julius Baer was approved by a majority of the Company's Board of Directors and by a majority of those members of the Board of Directors who were not "interested persons" (as that term is defined in the 1940 Act) of any party to the particular Agreement at a meeting held on January 26, 2001. Amendment No. 1 to the Advisory

Agreement and the New Sub-Advisory Agreements were proposed in response to the pending termination of the BlackRock Agreement immediately following the close of business on January 26, 2001. As previously stated, Amendment No. 1 to the Advisory Agreement and each New Sub-Advisory Agreement will become effective on the date of its approval by the Fund's shareholders.

   In reaching their decision to approve Amendment No. 1 to the Advisory Agreement and each New Sub-Advisory Agreement, and to submit each such Agreement to shareholders of the Fund for approval, the Board of Directors of the Company evaluated the capabilities, resources and performance records of MSDW Investment Management and Julius Baer. They also considered MSDW Investment Management's disciplined value style of investment as compared to Julius Baer's investment style which focused on relative returns, and Mercantile's belief that these differing but complementary investment styles would prove beneficial to the Fund over a complete market cycle. With respect to the increase in fees as a result of the multi-manager advisory/sub-advisory arrangement, the Directors considered that Mercantile previously had negotiated a very favorable fee arrangement with BlackRock, which could not be replicated in the current market environment. The Directors also considered the institution of sub-advisory fee breakpoints with respect to the Fund and Mercantile's commitment to share with Fund shareholders any economies of scale realized by Mercantile as the assets of the Fund increase. The Directors also considered the benefits which MSDW Investment Management and Julius Baer may derive from the New Sub-Advisory Agreements, including receipt of investment research and information in return for allocating portfolio brokerage. The Directors also considered that the terms and conditions of the New Sub-Advisory Agreements were substantially the same as the terms and conditions of the BlackRock Agreement except for, most notably, the increased sub-advisory fees payable to MSDW Investment Management and Julius Baer and provisions relating to the multi-manager arrangement. The Board considered each of these factors to be of material importance in its recommendation of Amendment No. 1 to the Advisory Agreement and each New Sub-Advisory Agreement. Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant, the Board has concluded that the approval of Amendment No. 1 to the Advisory Agreement, the New Sub-Advisory Agreement with MSDW Investment Management and the New Sub-Advisory Agreement with Julius Baer are in the best interests of the Fund and its shareholders.

   Leslie B. Disharoon, Chairman of the Board of Directors and President of the Company, and his wife each own shares of Mercantile Bankshares Corporation, the parent of the Fund's investment adviser. Decatur H. Miller, a member of the Board of Directors and Treasurer of the Company, serves as a co-trustee of a trust of which Mercantile is also a co-trustee.

   Required Vote. The approval of Amendment No. 1 to the Advisory Agreement and of each New Sub-Advisory Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund (as that term is defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Board of Directors recommends that shareholders of the Fund vote "FOR" the approval of Amendment No. 1 to the Advisory Agreement, the New Sub-Advisory Agreement with MSDW Investment Management and the New Sub-Advisory Agreement with Julius Baer.


                                   PROPOSAL 4
                    APPROVAL OF REVISED INVESTMENT OBJECTIVE

   At the Meeting, shareholders of the Fund will be asked to approve a revised investment objective for the Fund. The Fund's current investment objective is to seek long-term growth of capital and income consistent with reasonable risk. Current income from dividends, interest and other sources is a secondary consideration for the Fund. If approved by shareholders, the Fund's investment objective will be changed to read as follows:

   "The Fund's investment objective is to seek long-term growth of capital."

   The proposal to approve a revised investment objective for the Fund was recommended to the Board of Directors by Mercantile. The Fund's primary investment objective since inception has been to seek capital appreciation. In order to fulfill this objective, Mercantile and the Funds' sub-advisers purchase growth-oriented securities on behalf of the Fund. The Fund uses the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index as its primary benchmark to evaluate the Fund's performance. The MSCI All Country World ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging market allocation. Mercantile believes that, under current market conditions, it may become difficult to fulfill the Fund's primary objective and track its benchmark index, while at the same time fulfilling its secondary objective. This is because most growth-oriented securities, including securities of issuers included in the MSCI All Country World ex-U.S. Index, may, but do not always provide current income or necessarily possess dividend-growth potential. Accordingly, Mercantile believes that removing the Fund's secondary objective would more accurately reflect the investment process of Mercantile and the Fund's sub-advisers and current market conditions.

   The revised investment objective is not intended to change the way in which the Fund has been managed or to change its risk profile. Rather, the revised investment objective is intended to more accurately describe the characteristics of securities that the Fund would generally expect to hold. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. For the reasons set forth above, the Board of Directors believes that the approval of a revised investment objective for the Fund is in the best interests of shareholders.

   Required Vote. In order to be effective, the proposal to revise the Fund's investment objective must be approved by the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund (as that term is defined by the 1940 Act), which means the lesser of (a) the holders of 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. If approved at the Meeting, it is expected that the Fund's revised investment objective will become effective as soon as practicable.

   The Board of Directors recommends that shareholders vote "FOR" approval of the revised investment objective for the Fund.


                                 PROPOSAL NO. 5
                 APPROVAL OF "MANAGER OF MANAGERS" ARRANGEMENT

   At the Meeting, shareholders of the Fund will be asked to approve a "manager of managers" arrangement for the Fund. Such an arrangement will permit Mercantile, as investment adviser to the Fund, to enter into sub-advisory agreements (each a "Sub-Advisory Agreement") with respect to the Fund with investment management firms (each a "Sub-Adviser"), or to materially modify an existing Sub-Advisory Agreement, without such Sub-Advisory Agreement being approved by shareholders of the Fund.

   As previously noted, the Company's Advisory Agreement with Mercantile with respect to the Fund authorizes Mercantile to employ or contract with other persons, including one or more Sub-Advisers who may perform any or all the advisory services described in the Advisory Agreement under Mercantile's supervision, provided that any fees or compensation payable to such other persons or Sub-Advisers shall be paid by Mercantile. Subject to the approval of the Company's Board of Directors and shareholders of the Fund, Mercantile may enter into Sub-Advisory Agreements to engage one or more Sub-Advisers with respect to the Fund. In its capacity as adviser, Mercantile establishes and maintains communications with each Sub-Adviser, monitors the investment program of each Sub-Adviser, and oversees all matters relating to the purchase and sale of portfolio securities by the Fund. Section 15(a) of the 1940 Act requires that shareholders of the Fund approve all written advisory contracts. Consequently, any recommendations concerning the appointment of a new Sub-Adviser or the material modification of a Sub-Advisory Agreement made by Mercantile and approved by the Company's Board of Directors must be presented for approval to the Fund's shareholders at a meeting called for that purpose.

   At a regular meeting of the Board of Directors of the Company held on January 26, 2001, the Board approved the implementation of a manager of managers arrangement with respect to the Fund and authorized the Company, on behalf of the Fund, and Mercantile to file with the Securities and Exchange Commission ("SEC") an application (the "Application") seeking an order exempting the Fund and Mercantile from Section 15(a) of the 1940 Act. If the requested exemptive order is granted upon filing of the Application, Mercantile would be permitted, with the approval of the Company's Board of Directors, to enter into, modify or terminate Sub-Advisory Agreements without shareholder approval. The Company will continue to obtain shareholder approval of a Sub-Advisory Agreement with respect to the Fund with a Sub-Adviser considered to be an "affiliated person" (as that term is defined in the 1940 Act) of the Company or Mercantile, other than by reason of serving as a Sub-Adviser to the Fund ("Affiliated Sub-Adviser"). In addition, the Board of Directors of the Company and Mercantile would not be able to materially amend the Advisory Agreement with respect to the Fund without complying with the applicable provisions of the 1940 Act governing shareholder approval of advisory contracts.

   The manager of managers arrangement will enable the Fund to operate with greater efficiency by allowing Mercantile to employ Sub-Advisers best suited to the needs of the Fund without incurring the expense and delay associated with obtaining shareholder approval of Sub-Advisory Agreements.

   Once the Application is filed, it is not known whether the SEC will grant the requested relief. However, it is anticipated that one of the SEC's conditions for granting the requested relief will be the approval of the manager of managers arrangement by shareholders of the Fund. Because the appointment of MSDW Investment Management and Julius Baer as sub-advisers to the Fund required the Company's Board of Directors to call the Meeting to seek approval of Amendment No. 1 to the Advisory Agreement and the New Sub-Advisory Agreements, the Board is taking this opportunity to seek the approval by shareholders of the Fund of the proposed manager of managers arrangement as well. If shareholders of the Fund approve the proposal and the SEC grants the requested relief upon filing of the Application, it is anticipated that the Fund and Mercantile will be required to comply with certain additional conditions if the manager of managers arrangement is to go into effect. Several of these conditions address the need for disclosure when a new Sub-Adviser is appointed or a material change to a Sub-Advisory Agreement is made to ensure that the shareholders of the Fund are notified of changes in a timely manner. These notifications will be similar in content to the information that would have been presented to shareholders in a proxy statement had the Board of Directors been required to call a meeting of shareholders of the Fund. Such disclosure will ensure that shareholders are apprised of changes that impact the Fund.

   The Company's Board of Directors believes that allowing Mercantile to hire new Sub-Advisers or to negotiate Sub-Advisory Agreements for the Fund without incurring the expense or delay of obtaining shareholder approval is in the best interests of the Fund and its shareholders and will allow the Fund to operate more efficiently. Moreover, the Board of Directors will continue to provide oversight of Mercantile's Sub-Adviser selection process to ensure that the interests of shareholders are protected when Mercantile selects a new Sub-Adviser or modifies a Sub-Advisory Agreement for the Fund. The Board of Directors, including a majority of those members of the Board of Directors who are not "interested persons" (as that term is defined in the 1940 Act) of any party to a Sub-Advisory Agreement will evaluate and approve all new Sub-Advisory Agreements as well as any modifications to any existing Sub-Advisory Agreement. The Directors believe that their review will ensure that Mercantile continues to act in the best interests of the Fund and its shareholders.

   Implementation of the manager of managers arrangement is contingent upon approval of the arrangement by shareholders of the Fund and receipt of the requested exemptive relief from the SEC. If the SEC declines to grant the requested relief, the Fund will not implement the manager of managers arrangement.

   Required Vote. The proposal to approve the manager of managers arrangement must be approved by the affirmative vote of the holders of a "majority of the outstanding shares" of the

Fund (as that term is defined in the 1940 Act), which means the lesser of (a) the holders of 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Board of Directors recommends that shareholders of the Fund vote "FOR" the approval of a "manager of managers" arrangement with respect to the Fund.


                               VOTING INFORMATION

   Record Date. Only shareholders of record at the close of business on March 15, 2001 will be entitled to vote at the Meeting. On that date, there were ________ shares of the Fund outstanding and entitled to be voted at the Meeting.

   Quorum. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of at least a majority of all of the votes entitled to be cast at the Meeting by shareholders of the Fund. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

   In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments.

   Other Shareholder Information. As of March 15, 2001, the record date for the Meeting, Mercantile held of record, in a fiduciary or representative capacity, substantially all of the outstanding shares of the Fund. On such date, Mercantile may be deemed to be the beneficial owner, for purposes of the federal securities laws, of approximately 72% of the shares of the Fund that were outstanding on that date because Mercantile possessed sole or shared voting or investment power with respect to such shares. Mercantile does not, however, have any economic interest in such shares, which are held solely for the benefit of its customers. Mercantile has advised the Company that it intends to vote the shares of the Fund over which it has voting power in a manner which is consistent with its fiduciary responsibilities. To the Company's knowledge, at that date no other person possessed sole or shared voting or investment power with respect to 5% or more of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

   Information About Mercantile. Mercantile's principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. Mercantile is a wholly-owned subsidiary of Mercantile Bankshares Corporation, a publicly-held bank holding company, whose principal offices also are located at Two Hopkins Plaza, Baltimore, Maryland 21201. As of March 15, 2001, Depository Trust & Clearing Corporation, 55 Water Street, New York, New York 10004, owned of record more than 10% of the issued and outstanding common stock of Mercantile Bankshares Corporation. To the Company's knowledge, at such date no other person owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of Mercantile Bankshares Corporation.

   The Company's Advisory Agreement with Mercantile permits Mercantile to act as investment adviser to one or more other investment companies and to fiduciary and other managed accounts. While Mercantile does not provide investment advisory services to any investment companies other than the Company, it does provide such services to fiduciary and other managed accounts. No other portfolios of the Company have investment objectives similar to that of the Fund.

  The name, address and principal occupation of the chief executive officer and each director of Mercantile as of March 15, 2001 were as follows:

                                       Position with                         Principal Occupation
            Name                        Mercantile                               and Address
            ----                        ----------                               -----------

Edward J. Kelly, III          Director, Chairman of the        Director, President and
                              Board and Chief Executive        Chief Executive Officer
                              Officer                          Mercantile Bankshares Corporation
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201



H. Furlong Baldwin            Director                         Director and Chairman of the Board
                                                               Mercantile Bankshares Corporation
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201

Cynthia A. Archer             Director                         Vice President of Marketing and Development
                                                               Sunoco, Inc.
                                                               1801 Market Street
                                                               Philadelphia, PA  19103

                                       Position with                         Principal Occupation
            Name                        Mercantile                               and Address
            ----                        ----------                               -----------

Richard O. Berndt             Director                         Partner
                                                               Gallagher, Evelius & Jones, LLP
                                                               The Park Charles Building
                                                               Suite 400
                                                               218 North Charles Street
                                                               Baltimore, MD  21201

William R. Brody, M.D.        Director                         President
                                                               The Johns Hopkins
                                                               University
                                                               3400 North Charles Street
                                                               Baltimore, MD  21218

George L. Bunting, Jr.        Director                         President & Chief Executive Officer
                                                               Bunting Management Group, Inc.
                                                               Suite 700
                                                               9690 Deereco Road
                                                               Timonium, MD  21093

Darrell D. Friedman           Director                         President and Chief Executive Officer
                                                               THE ASSOCIATED:
                                                               Jewish Community Federation
                                                               of Baltimore
                                                               101 W. Mt. Royal Avenue
                                                               Baltimore, MD  21201

Freeman A. Hrabowski, III     Director                         President
                                                               University of Maryland
                                                               Baltimore County
                                                               1000 Hilltop Circle
                                                               Baltimore, MD  21250

Mary Junck                    Director                         President and Chief Operating Officer
                                                               Lee Enterprises, Inc.
                                                               215 N. Main Street
                                                               Davenport, IA  52801

Robert A. Kinsley             Director                         Chairman and Chief Executive Officer
                                                               Kinsley Construction, Inc.
                                                               2700 Water Street
                                                               York, PA  17403-9306

                                       Position with                         Principal Occupation
            Name                        Mercantile                               and Address
            ----                        ----------                               -----------
William J. McCarthy           Director                         Principal, William J. McCarthy, P.C.,
                                                               a Partner,
                                                               Venable, Baetjer and Howard, LLP
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201

Mortin B. Plant               Director                         Chairman
                                                               Keywell, LLC
                                                               7600 Rolling Mill Road
                                                               Baltimore, MD  21224

Christian H. Poindexter       Director                         Director, Chairman of the Board and
                                                               Chief Executive Officer
                                                               Constellation Energy Group, Inc.
                                                               250 W. Pratt Street
                                                               Baltimore, MD  21201

J. Marshall Reid              Director, President and Chief    President & Chief Operating Officer
                              Operating Officer                Mercantile-Safe Deposit & Trust
                                                               Company
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201


Donald J. Shepard             Director                         Chairman of the Board, President and
                                                               Chief Executive Officer
                                                               AEGON USA, Inc.
                                                               1111 N. Charles Street
                                                               Baltimore, MD  21201

Jack E. Steil                 Director and Chairman - Credit   Executive Vice President
                              Policy                           Mercantile Bankshares Corporation
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201


Brian B. Topping              Director and Vice Chairman of    Vice Chairman of the Board
                              the Board                        Mercantile-Safe Deposit & Trust
                                                               Company
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201


Kenneth A. Bourne, Jr.        Executive Vice President         Executive Vice President
                                                               Mercantile-Safe Deposit & Trust
                                                               Company
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201

Charles E. Siegmann           Executive Vice President         Executive Vice President
                                                               Mercantile-Safe Deposit & Trust
                                                               Company
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201

                                       Position with                         Principal Occupation
            Name                        Mercantile                               and Address
            ----                        ----------                               -----------

Terry L. Troupe               Chief Financial Officer          Chief Financial Officer and Treasurer
                                                               Mercantile Bankshares Corporation
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201

Malcolm C. Wilson             Executive Vice President         Executive Vice President
                                                               Mercantile-Safe Deposit & Trust
                                                               Company
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201

Frederica B. Baxter           Vice President and Treasurer     Vice President and Treasurer
                                                               Mercantile-Safe Deposit & Trust
                                                               Company
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201

Alan D. Yarbro                General Counsel and Secretary    General Counsel and Secretary
                                                               Mercantile Bankshares Corporation
                                                               Two Hopkins Plaza
                                                               Baltimore, MD  21201

  Information About MSDW Investment Management. MSDW Investment Management's office is located at 25 Cabot Square, Canary Wharf, London E14 4QA England. MSDW Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940 and is a member of the Investment Management Regulatory Organization in the United Kingdom. MSDW Investment Management is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is located at 1585 Broadway, New York, New York 10036. At March 9, 2001, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, beneficially owned 10.7% of the issued and outstanding common stock of Morgan Stanley Dean Witter & Co. because it had sole or shared voting or dispositive power with respect to such common stock. State Street has disclaimed beneficial ownership of all such shares of common stock, which it holds in various fiduciary capacities. To the Company's knowledge, at such date no other persons owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of Morgan Stanley Dean Witter & Co.

  The name, address and principal occupation of the principal executive officers and each director of MSDW Investment Management as of March 9, 2001 were as follows:

                                     Position with MSDW Investment               Principal Occupation
              Name                            Management                              and Address
              ----                            ----------                              -----------

Peter Dominic Caldecott            Director & Managing Director       Head of International Equity Group
                                                                      MSDW Investment Management*

Jacqueline Anne Day                Director & Managing Director       Head of European Operations
                                                                      MSDW Investment Management*

                                     Position with MSDW Investment               Principal Occupation
              Name                            Management                              and Address
              ----                            ----------                              -----------

James David Germany                Director & Managing Director       Global Fixed Income Fund Manager
                                                                      MSDW Investment Management*

Robert Sargent                     Director & Managing Director       Head of European Institutional Marketing
                                                                      MSDW Investment Management*

Stefano Russo                      Director & Managing Director       Head of European Sales
                                                                      MSDW Investment Management*

Joseph McAlinden                   Chief Investment Officer           Chief Investment Officer
                                                                      MSDW Investment Management**

Rajesh Kumar Gupta                 Chief Administrative Officer       Chief Administrative Officer
                                    - Investments                      - Investments
                                                                      MSDW Investment Management**

Stephen Alec Souchon               Finance Officer                    Finance Officer
                                                                      MSDW Investment Management*

Lucy Dominica Lynch                Legal Officer and Principal        Legal Officer
                                                                      MSDW Investment Management*

Graham William Alexander Stone     Compliance Officer and Vice        Compliance Officer and Vice
                                   President                          President
                                                                      MSDW Investment Management*

----------

* May be reached c/o Morgan Stanley Dean Witter Investment Management Limited, 25 Cabot Square, Canary Wharf, London E14 4QA England.
** May be reached c/o Morgan Stanley Dean Witter Investment Management Limited, 1221 Avenue of the Americas, New York, New York 10020.

     MSDW Investment Management presently serves as adviser to the following registered investment company that has an investment objective similar to that of the Fund:

                                      Net Assets at             Annual Rate of
          Name of Company             March 9, 2001              Compensation
          ---------------             -------------              ------------

Morgan Stanley Dean Witter
Institutional Fund, Inc.
International Equity Portfolio         $4,704,206,652               0.80%*

----------
* MSDW Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that the Portfolio's total annual operating expenses will not exceed 1.00% for Class A Shares and 1.25% for Class B Shares.

     Information About Julius Baer. Julius Baer's principal offices are located at 330 Madison Avenue, New York, New York 10017. Julius Baer is registered as an investment adviser under the Investment Advisers Act of 1940. Julius Baer is a wholly-owned subsidiary of Julius Baer Holding, Ltd., which is located at Bahnhofstrasse 36, P.O. Box CH-8010, Zurich, Switzerland. At March 19, 2001, to the Company's knowledge, no person owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of Julius Baer Holding, Ltd.

     The name, address and principal occupation of the chief executive officer and each director of Julius Baer as of March 19, 2001 were as follows:

                                           Position with                     Principal Occupation
                Name                        Julius Baer                           and Address
                ----                        -----------                           -----------

Dr. Leo Schrutt                       Director and Chairman     Head of Institutional Business Line
                                      of the Board              Julius Baer Holding, Ltd.
                                                                Bahnhofstrasse 36
                                                                P.O. Box CH-8010
                                                                Zurich, Switzerland


Bernard Spilko                        Director                  Senior Vice President and General Manager
                                                                Bank Julius Baer
                                                                330 Madison Avenue
                                                                New York, New York  10017

Alessandro Fusino                     Director                  Private Investor
                                                                c/o Bank Julius Baer
                                                                330 Madison Avenue
                                                                New York, New York  10017

Stuart Adam                           Director                  Senior Vice President and Head of
                                                                Bank Julius Baer
                                                                330 Madison Avenue
                                                                New York, New York  10017

     Julius Baer presently serves as adviser to the following registered investment company that has an investment objective similar to that of the Fund:

                                       Net Assets at              Annual Rate of
          Name of Company              March 19, 2001              Compensation
          ---------------              --------------             --------------
Julius Baer International Equity
 Fund                                   $510 million                  0.75%


     Payments to Affiliates. Mercantile, with principal offices located at Two Hopkins Plaza, Baltimore, Maryland 21201 serves as administrator to the Company. For its services as administrator, Mercantile receives fees from the Fund and each other portfolio of the Company, computed daily and payable monthly, calculated at the annual rate of 0.125% of the Company's aggregate average daily net assets. For the fiscal year ended May 31, 2000, Mercantile received administrative fees (net of waivers) of $76,868 from the Fund. It is expected that Mercantile will continue to provide administrative services to the Company after the Meeting.

     Affiliated Brokers. During the fiscal year ended May 31, 2000, the Fund paid no commissions to affiliated brokers.

     Distributor. BISYS Fund Services Limited Partnership (the "Distributor") serves as the exclusive distributor of the Shares of the Company. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

                                 OTHER MATTERS

     The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated:  March ___, 2001

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED MAY 31, 2000 AND NOVEMBER 30, 2000, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL AND SEMI- ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT TWO HOPKINS PLAZA, BALTIMORE, MARYLAND 21201 OR BY CALLING 1-800- 551-2145.

                                                                       Exhibit A

                                AMENDMENT NO. 1
                                       to
                               ADVISORY AGREEMENT

          AMENDMENT NO. 1 dated as of ________________, 2001 to the Advisory Agreement dated as of July 24, 1998 (together with Addendum No. 1 thereto, the "Advisory Agreement") between M.S.D.&T. Funds, Inc. (the "Company") and Mercantile-Safe Deposit & Trust Company (the "Adviser").

          WHEREAS, pursuant to the Advisory Agreement, the Company has appointed the Adviser to act as investment adviser to each of its investment portfolios, including the International Equity Fund (the "Fund"); and

          WHEREAS, the Company and the Adviser desire to make certain revisions to the Advisory Agreement pertaining solely to the International Equity Fund;

          NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. In the event that the Adviser, as permitted by Section 3 of the Advisory Agreement, employs or contracts with more than one sub-adviser to assist it in the performance of the Advisory Agreement with respect to the Fund, the Adviser shall be responsible for assigning to each sub-adviser that portion of the assets of the Fund for which the sub-adviser is to act as sub-adviser.

          2. Section 4 of the Advisory Agreement is amended to provide that in consideration of the advisory services rendered pursuant to the Advisory Agreement, the International Equity Fund shall pay the Adviser a fee on the first business day of each month at the annual rate of 1.22% of the first $1 billion of the Fund's average daily net assets during the preceding month plus 1.10% of the Fund's average daily net assets in excess of $1 billion during the preceding month.

          3. Except to the extent amended hereby, the Advisory Agreement shall remain unchanged and in full force and effect and is hereby ratified, confirmed and approved in all respects as amended hereby.


          IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date and year first above written.

                           [SIGNATURE LINES OMITTED]

                                                                       Exhibit B
                             SUB-ADVISORY AGREEMENT
                          (International Equity Fund)


          AGREEMENT made as of __________________, 2001 between MERCANTILE-SAFE DEPOSIT & TRUST COMPANY (the "Adviser"), a Maryland trust company, and MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LIMITED (the "Sub-Adviser"), a United Kingdom corporation, registered under the U.S. Investment Advisers Act of 1940, as amended, and a member of the Investment Management Regulatory Organization ("IMRO") and registered by IMRO in the conduct of its affairs.

          WHEREAS, M.S.D.&T. Funds, Inc. ("M.S.D.&T.") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Adviser has been appointed investment adviser to M.S.D.&T.'s International Equity Fund (the "Fund"); and

          WHEREAS, the Adviser previously has retained the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund Account (as hereinafter defined) as permitted by the Adviser's Advisory Agreement with M.S.D.&T. pertaining to the Fund, and the Sub-Adviser is currently providing such assistance pursuant to an Interim Sub-Advisory Agreement dated as of immediately after the close of business on January 26, 2001 pending approval of this Agreement by shareholders of the Fund; and

          WHEREAS, the Board of Directors of the Fund has approved this Agreement, subject to approval by shareholders of the Fund, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund for that portion of the assets of the Fund which the Adviser, as fiduciary for M.S.D.&T., determines to assign to the Sub-Adviser (such assets being referred to as the "Fund Account"). It is understood that the Fund Account may consist of all, a portion of or none of the assets of the Fund, and that the Adviser has the right to allocate and reallocate such assets to the Fund Account at any time, and from time to time, upon such notice to the Sub-Adviser as, in the Adviser's opinion, may be reasonably necessary to ensure orderly management of the Fund Account or the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

          2. Sub-Advisory Services. Subject to the supervision of M.S.D.&T.'s Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Fund Account, including research and management with respect to all securities and investments and cash equivalents held in the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and statement of additional information and resolutions of M.S.D.&T.'s Board of Directors applicable to the Fund. The Adviser shall provide the Sub-Adviser with copies of such prospectus, statement of additional information and resolutions as the same become available from time to time.

        Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will:

          (a) prepare, subject to the Adviser's approval, lists of foreign countries for investment by the Fund Account, determine from time to time what securities and other investments will be purchased, retained or sold for the Fund Account, including the Fund Account's investments in futures, spot and forward currency contracts, make deposits with appropriate counterparties, and take action with respect to any proxies, notices, reports or other communications relating to any of the Fund Account's portfolio securities;

          (b) manage in consultation with the Adviser the Fund Account's temporary investments in securities;

          (c) place orders for the Fund Account either directly with the issuer or with any broker or dealer;

          (d) manage the Fund Account's overall cash position, and determine from time to time what portion of the Fund Account's assets will be held in different currencies;

          (e) provide the Adviser with a quarterly review of international economic and investment developments and, if any are produced by the Sub-Adviser, occasional "White Papers" on international investment issues;

          (f) under normal circumstances, attend not more than two regular business and investment-related meetings in the United States each year with M.S.D.&T.'s Board of Directors and the Adviser if requested to do so by M.S.D.&T. and/or the Adviser; and

          (g) maintain books and records with respect to the securities transactions for the Fund Account, furnish to the Adviser and M.S.D.&T.'s Board of Directors such periodic and special reports as they may reasonably request with respect to the Fund Account, and provide in advance to the Adviser all reports to the Board of Directors for examination and review within a reasonable time prior to M.S.D.&T. Board meetings. The Adviser hereby undertakes to provide the Sub-Adviser with at least fourteen days prior written notice of the date, time and location of all M.S.D.&T. Board meetings pertaining to the Fund Account.

          3. Subcontractors. It is understood that the Sub-Adviser may from time to time engage or associate itself with such person or persons as the Sub-Adviser may believe to be particularly fitted to assist the Sub-Adviser in the performance of certain ministerial or administrative services required by this Agreement; provided, however, that such person or persons shall have been approved by the Board of Directors of M.S.D.&T., that the compensation of such person or persons shall be paid by the Sub-Adviser and that the Sub-Adviser shall be as fully responsible to the Adviser and M.S.D.&T. for the acts and omissions of any subcontractor as it is for its own acts and omissions.

          4. Covenants by Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it:

              (a) will conform with all Rules and Regulations of the Securities and Exchange Commission ("SEC") applicable to it;

              (b) will provide by facsimile trade information to the Adviser on the first business day following the day of the trade; and

              (c) will treat confidentially and as proprietary information of M.S.D.& T. all records and other information relative to the Fund, the Fund Account and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by M.S.D.& T., which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by M.S.D.& T.).

          5.  Services Not Exclusive.

              (a) The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

              (b) Nothing contained herein, however, shall prohibit the Sub-Adviser from advertising or soliciting the public generally with respect to products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of M.S.D.& T.

          6. Portfolio Transactions. Investment decisions for the Fund Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund Account and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund Account and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund Account and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund Account or the size of the position obtained or sold by the Fund Account. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

          The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determinations for the Fund Account either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund and to M.S.D.&T. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the Securities and Exchange Commission.

          7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for M.S.D.&T. are the property of M.S.D.&T. and further agrees to surrender promptly to M.S.D.&T. any of such records upon M.S.D.&T.'s request; provided, however, that the Sub-Adviser may make and retain photocopies of such records in order to comply with applicable regulatory requirements. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          8. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including, but not limited to, foreign taxes, brokerage commissions and other transaction charges, if any) purchased for the Fund Account.

          9. Compensation. For the services provided and the expenses assumed with respect to the Fund Account pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly, from the Adviser, calculated at the annual rate of 0.80% of the first $25 million of average daily net assets in the Fund Account, plus 0.60% of the next $25 million of average daily net assets in the Fund Account, plus 0.50% of the next $25 million of average daily net assets in the Fund Account, plus 0.40% of the average daily net assets in the Fund Account in excess of $75 million.

          10. Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, negligence or reckless disregard of its duties. Notwithstanding the foregoing, it is agreed that the relative investment performance of the Fund Account shall not constitute a breach by the Sub-Adviser of these obligations.

          The Sub-Adviser shall not be liable for (i) any acts of the Adviser or any other sub-adviser to the Fund with respect to the portion of the assets of the Fund not managed by the Sub-Adviser, except for acts of the Adviser or any other sub-adviser which result from the acts of the Sub-Adviser, except for acts taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, negligence or reckless disregard of its duties, and (ii) acts of the Sub-Adviser, except for acts taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, negligence or reckless disregard of its duties, which result from the acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other sub-adviser to the Fund, which records are not also required to be maintained by the Sub-Adviser. The Adviser agrees that Sub-Adviser shall manage the Fund Account as if it was a separate operating Fund and shall comply with the provisions of this Agreement (including, but not limited to the Fund's investment objective, guidelines, policies and restrictions and the qualification requirements of the Fund as a regulated investment company under the Internal Revenue Code) and the provisions of the 1940 Act with respect to the Fund Account without regard to those assets of the Fund not allocated to the Sub-Adviser. The Adviser shall indemnify the Sub-Adviser from any liability arising from the conduct of the Adviser and/or any other sub-adviser with respect to the portion of the Fund's assets not allocated to the Sub-Adviser, except for liability arising from acts of the Adviser or any other sub-adviser which result from the acts of the Sub-Adviser, except for acts taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, negligence or reckless disregard of its duties.

          11. Reference to Sub-Adviser. Neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and M.S.D.&T. with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause M.S.D.&T. and any affiliate thereof to satisfy the foregoing obligation.

          12. Duration and Termination. Unless sooner terminated, this Agreement shall continue until July 31, 2002 and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by M.S.D.&T.'s Board of Directors or vote of a majority of the outstanding voting securities of the Fund, provided that in either event its continuance also is approved by a majority of M.S.D.&T.'s Directors who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, the Sub-Adviser or by M.S.D.&T.'s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement will also terminate automatically on the date a superceding Agreement is approved by vote of a majority of the outstanding voting securities of the Fund. (As used in this Agreement, the term "majority of the outstanding voting securities" shall have the same meaning as ascribed to such term in the 1940 Act.)

          13. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement for which approval by the outstanding voting securities of the Fund is required under the 1940 Act shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

          14. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

          To Sub-Adviser at:

          25 Cabot Square
          Canary Wharf
          London E14 4QA
          England
          Attention: Compliance Manager

          To the Adviser at:

          Two Hopkins Plaza
          Baltimore, MD  21201

          To M.S.D.&T. at:

          Two Hopkins Plaza
          Baltimore, MD  21201

          15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          The Sub-Adviser may perform its services through its affiliates, employees, officers or agents, and the Adviser shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Fund shall perform the portfolio management duties described therein until the Sub-Adviser provides the Adviser with reasonable notice under the circumstances that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

          The Sub-Adviser warrants that it has delivered, and the Adviser acknowledges that it has received, a copy of (i) Part II of the Sub-Adviser's Form ADV as filed with the SEC; and (ii) the Sub-Adviser's Terms of Business, which are required to be provided by the Sub-Adviser's IMRO Rules and which govern the Sub-Adviser's activities in the United Kingdom.

          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Maryland law.

          16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                           [SIGNATURE LINES OMITTED]

                                                                       Exhibit C
                             SUB-ADVISORY AGREEMENT
                          (International Equity Fund)


          AGREEMENT made as of __________________, 2001 between MERCANTILE-SAFE DEPOSIT & TRUST COMPANY (the "Adviser"), a Maryland trust company, and JULIUS BAER INVESTMENT MANAGEMENT INC. (the "Sub-Adviser"), a Delaware corporation.

          WHEREAS, M.S.D.&T. Funds, Inc. ("M.S.D.&T.") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Adviser has been appointed investment adviser to M.S.D.&T.'s International Equity Fund (the "Fund"); and

          WHEREAS, the Adviser previously has retained the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund Account (as hereinafter defined) as permitted by the Adviser's Advisory Agreement with M.S.D.&T. pertaining to the Fund, and the Sub-Adviser is currently providing such assistance pursuant to an Interim Sub-Advisory Agreement dated as of immediately after the close of business on January 26, 2001 pending approval of this Agreement by shareholders of the Fund; and

          WHEREAS, the Board of Directors of the Fund has approved this Agreement, subject to approval by shareholders of the Fund, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund for that portion of the assets of the Fund which the Adviser, as fiduciary for M.S.D.&T., determines to assign to the Sub-Adviser (such assets being referred to as the "Fund Account"). It is understood that the Fund Account may consist of all, a portion of or none of the assets of the Fund, and that the Adviser has the right to allocate and reallocate such assets to the Fund Account at any time, and from time to time, upon such notice to the Sub-Adviser as, in the Adviser's opinion, may be reasonably necessary to ensure orderly management of the Fund Account or the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

          2. Sub-Advisory Services. Subject to the supervision of M.S.D.&T.'s Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Fund Account, including research and management with respect to all securities and investments and cash equivalents in the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and statement of additional information and resolutions of M.S.D.&T.'s Board of Directors applicable to the Fund. The Adviser hereby undertakes to provide the Sub-Adviser with copies of such prospectus, statement of additional information and resolutions as the same become available from time to time.

          Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will:

                (a) prepare, subject to the Adviser's approval, lists of foreign countries for investment by the Fund Account, determine from time to time what securities and other investments will be purchased, retained or sold for the Fund Account, including, with the assistance of the Adviser, the Fund Account's investments in futures and forward currency contracts, and take action with respect to any proxies, notices, reports or other communications relating to any of the Fund Account's portfolio securities;

                (b) manage in consultation with the Adviser the Fund Account's temporary investments in securities;

                (c) place orders for the Fund Account either directly with the issuer or with any broker or dealer;

                (d) provide, at the Sub-Adviser's expense, using one or more pricing services believed by the Sub-Adviser to be reliable, the value of the portfolio securities and other assets of the Fund Account in accordance with the 1940 Act, the Fund's current prospectus and applicable resolutions of the Board of Directors of M.S.D.&T. on each day that the Fund's assets are required to be valued, such information to be transmitted by telephone, telecopy or other transmission as soon as possible and in any event within 24 hours of the time of valuation to BISYS Fund Services Ohio, Inc., as fund accountant, or to such other person(s) as the Adviser may direct for the benefit of the Fund;

                (e) manage the Fund Account's overall cash position, and determine from time to time what portion of the Fund Account's assets will be held in different currencies;

                (f) provide the Adviser with foreign broker research, a quarterly review of international economic and investment developments and occasional "White Papers" on international investment issues;

                (g) attend regular business and investment-related meetings with M.S.D.&T.'s Board of Directors and the Adviser if requested to do so by M.S.D.&T. and/or the Adviser; and

                (h) maintain books and records with respect to the securities transactions for the Fund Account, furnish to the Adviser and M.S.D.&T.'s Board of Directors such periodic and special reports as they may reasonably request with respect to the Fund Account, and provide in advance to the Adviser all reports to the Board of Directors for examination and review within a reasonable time prior to M.S.D.& T. Board meetings. The Adviser hereby undertakes to provide the Sub-Adviser with at least fourteen days prior written notice of the date, time and location of all M.S.D.& T. Board meetings pertaining to the Fund Account.

          3. Subcontractors. It is understood that the Sub-Adviser may from time to time engage or associate itself with such person or persons as the Sub-Adviser may believe to be particularly fitted to assist the Sub-Adviser in the performance of certain ministerial or administrative services required by this Agreement; provided, however, that such person or persons shall have been approved by the Board of Directors of M.S.D.& T., that the compensation of such person or persons shall be paid by the Sub-Adviser and that the Sub-Adviser shall be as fully responsible to the Adviser and M.S.D.& T. for the acts and omissions of any subcontractor as it is for its own acts and omissions.

          4. Covenants by Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it:

              (a) will conform with all Rules and Regulations of the Securities and Exchange Commission ("SEC") applicable to it;

              (b) will telecopy trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser; and

              (c) will treat confidentially and as proprietary information of M.S.D.& T. all records and other information relative to the Fund, the Fund Account and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by M.S.D.& T., which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by M.S.D.& T.).

          5.  Services Not Exclusive.

              (a) The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

              (b) Nothing contained herein, however, shall prohibit the Sub-Adviser from advertising or soliciting the public generally with respect to products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of M.S.D.& T.

          6. Portfolio Transactions. Investment decisions for the Fund Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund Account and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund Account and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund Account and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund Account or the size of the position obtained or sold by the Fund Account. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

          The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determinations for the Fund Account either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund and to M.S.D.&T. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the Securities and Exchange Commission.

          7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for M.S.D.&T. are the property of M.S.D.&T. and further agrees to surrender promptly to M.S.D.&T. any of such records upon M.S.D.&T.'s request; provided, however, that the Sub-Adviser may make and retain photocopies of such records in order to comply with applicable regulatory requirements. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          8. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund Account.

          9. Compensation. For the services provided and the expenses assumed with respect to the Fund Account pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly, from the Adviser, calculated at the annual rate of 0.80% of the first $20 million of average daily net assets in the Fund Account, plus 0.60% of the next $20 million of average daily net assets in the Fund Account, plus 0.50% of the next $60 million of average daily net assets in the Fund Account, plus 0.40% of the average daily net assets in the Fund Account in excess of $100 million.

          10. Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, negligence or reckless disregard of its duties. Notwithstanding the foregoing, it is agreed that the relative investment performance of the Fund Account shall not constitute a breach by the Sub-Adviser of these obligations.

          11. Reference to Sub-Adviser. Neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and M.S.D.&T. with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause M.S.D.&T. and any affiliate thereof to satisfy the foregoing obligation.

          12. Duration and Termination. Unless sooner terminated, this Agreement shall continue until July 31, 2002 and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by M.S.D.&T.'s Board of Directors or vote of a majority of the outstanding voting securities of the Fund, provided that in either event its continuance also is approved by a majority of M.S.D.&T.'s Directors who are not "interested persons" (as defined in the 1940
Act) of any party
to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, the Sub-Adviser or by M.S.D.&T.'s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement will also terminate automatically on the date a superceding Agreement is approved by a vote of a majority of the outstanding voting securities of the Fund. (As used in this Agreement, the term "majority of the outstanding voting securities" shall have the same meaning as ascribed to such term in the 1940 Act.)

          13. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement for which approval by the outstanding voting securities of the Fund is required under the 1940 Act shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

          14. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

               To Sub-Adviser at:

               330 Madison Avenue
               New York, NY  10017

               To the Adviser at:

               Two Hopkins Plaza
               Baltimore, MD  21201

               To M.S.D.&T. at:

               Two Hopkins Plaza
               Baltimore, MD  21201

          15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Maryland law.

          16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                           [SIGNATURE LINES OMITTED]

                              [PRELIMINARY COPY]
                                     PROXY

                   Carefully fold & detach along perforation

                            M.S.D. & T. FUNDS, INC.
                           INTERNATIONAL EQUITY FUND

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of M.S.D. & T. Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the International Equity Fund (the "Fund") to be held on April 27, 2001, at 1:30 P.M. Eastern Time, at the Offices of Mercantile-Safe Deposit & Trust Company, Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201.

 The undersigned hereby appoints Linda A. Durkin, Cornelia H. McKenna and Joseph J. DiDomenico, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of Class H common stock representing interests in the Fund held of record by the undersigned on March 15, 2001, the record date for the Special Meeting, upon the following matters and upon ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

 (1) Proposal to approve Amendment No. 1 to the existing Advisory Agreement dated July 24, 1998 between the Company and Mercantile-Safe Deposit & Trust Company with respect to the Fund.

                      For      Against   Abstain
                       [_]      [_]       [_]

 (2) Proposal to approve a new Sub-Advisory Agreement between Mercantile-Safe Deposit & Trust Company and Morgan Stanley Dean Witter Investment Management Limited with respect to the Fund.

                      For      Against   Abstain
                       [_]      [_]       [_]

 (3) Proposal to approve a new Sub-Advisory Agreement between Mercantile-Safe Deposit & Trust Company and Julius Baer Investment Management Inc. with respect to the Fund.

                      For      Against   Abstain
                       [_]      [_]       [_]

 (4) Proposal to approve a revised investment objective for the Fund.

                      For      Against   Abstain
                       [_]      [_]       [_]

                                   (continued, and to be signed, on other side)

                       PROMPTLY COMPLETE AND RETURN THE

                      PROXY/VOTING INSTRUCTION FORM BELOW

                           IN THE ENVELOPE PROVIDED

                  Carefully fold & detach along perforation

                          (continued from other side)

 (5) Proposal to approve a "manager of managers" arrangement with respect to the Fund.
                      For      Against   Abstain
                       [_]      [_]       [_]

 (6) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" EACH PROPOSAL.


Signature ______________________________________ Date ______________

Signature (Joint Owners) _______________________ Date ______________

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.